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                                                                     EXHIBIT 1.1

                                1,300,000 Units

                       ADVANTAGE MARKETING SYSTEMS, INC.

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                            _______, 1997



Paulson Investment Company, Inc.
Joseph Charles & Assoc., Inc.
As Representatives of the
 Several Underwriters
c/o Paulson Investment Company, Inc.
811 SW Front Avenue
Portland, Oregon  97204


Gentlemen:



          Advantage Marketing Systems, Inc., an Oklahoma corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as Representatives (the "Representatives") an aggregate of 1,300,000 Units (the "Firm Units"). Each Unit will consist of one share of the Company's Common Stock, $0.0001 par value (the "Common Stock"), and one Redeemable Common Stock Purchase Warrant to purchase one share of Common Stock substantially on the terms and in the form filed as an exhibit to the Registration Statement (hereinafter defined) (the "Warrants"). The respective amounts of the Firm Units to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to grant to the Representatives an option to purchase in the aggregate up to 195,000 additional Units, identical to the Firm Units (the "Option Units"), as set forth below. The offer and sale of the Firm Units and the Option Units pursuant to this Underwriting Agreement (the "Agreement") is referred to herein as the "Offering."

          As the Representatives, you have advised the Company that (a) you are authorized to enter into this Agreement for yourselves as Representatives and on behalf of the several Underwriters, and (b) the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Units set forth opposite their respective names in Schedule I. The Firm Units and the Option Units (to the extent the aforementioned option is exercised) are herein collectively called the "Units."

          In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
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      1.  Representations and Warranties of the Company.
          ---------------------------------------------

          The Company represents and warrants to each of the Underwriters as follows:

          (a) A registration statement on Form SB-2 (File No. 333-34885) with respect to the Units has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b), or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Units, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

          (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Oklahoma, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. Except as described in the Prospectus, the Company does not own and never has owned any interest in any corporation or other business entity. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification.

          (c) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued and sold by

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the Company in compliance in all material respects with applicable Federal and state securities laws; the Common Stock and Warrants to be included in the Units have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of shareholders exist with respect to any security of the Company or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock or other securities of the Company.

          (d) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. The Common Stock and the Warrants conform to the description thereof contained in the Registration Statement. The form of certificates for the Common Stock and Warrants conform to the corporate law of the State of Oklahoma. Except as disclosed in the Prospectus, there are no outstanding rights, options or warrants for the purchase of any securities of the Company, and the Company is not a party to any agreement pursuant to which any person has the right to purchase any securities of the Company. Effective immediately following the Closing Date (hereinafter defined), there will be no person holding any anti-dilution rights with respect to the securities of the Company.

          (e) Except as described in the Registration Statement, the Company has not (i) issued any capital stock or any options, warrants, convertible securities or other rights to purchase its capital stock, (ii) increased its long-term or short-term debt, or (iii) declared or paid any dividends on its capital stock.

          (f) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Units nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendments thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter

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through either of the Representatives, specifically for use in the preparation thereof.

          (g) The financial statements of the Company, together with related notes and schedules as set forth in the Registration Statement (the "Financial Statements"), present fairly the financial position and the results of operations and cash flows of the Company as of the indicated dates and for the indicated periods. Such Financial Statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied through the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data of the Company included in the Registration Statement present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

          (h) Deloitte & Touche LLP, who have certified certain of the Financial Statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          (i) Except as described in the Prospectus, there is no action, suit, claim or proceeding pending or, to the best knowledge of the Company, threatened against the Company before any court or administrative agency or otherwise which if determined adversely to the Company might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company or prevent the consummation of the transactions contemplated hereby.

          (j) The Company has good and marketable title to all of the properties and assets reflected in the Financial Statements (or as described in the Registration Statement), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such Financial Statements (or as described in the Registration Statement) or which are not material in amount. The Company occupies its leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

          (k) The Company has filed all Federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

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          (l) Since the respective dates as of which information is given in the
Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Company's Financial Statements.

          (m) The Company is not, nor, with the giving of notice or lapse of time or both, will it be, in violation of or in default under its certificate of incorporation or bylaws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is material in respect of the condition, financial or otherwise, of the Company or the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party, or of the certificate of incorporation or bylaws of the Company or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its assets.

          (n) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Units for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (o) Except as described in the Prospectus, the Company holds all material patents, patent rights, trademarks, trade names, copyrights, trade secrets and
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licenses of any of the foregoing (collectively, "Intellectual Property Rights")
that are necessary for the conduct of its business as conducted and as proposed to be conducted in accordance with the description contained in the Prospectus; there is no claim pending or, to the best knowledge of the Company, threatened against the Company alleging any infringement of Intellectual Property Rights, or any violation of the terms of any license relating to Intellectual Property Rights, nor does the Company know of any basis for any such claim. The Company knows of no material infringement by others of Intellectual Property Rights owned by or licensed to the Company.

          (p) The Company has obtained, is in compliance in all material respects with and maintains in full force and effect, all material licenses, certificates, permits, orders or other similar authorizations granted or issued by any governmental agency (collectively "Government Permits") required to conduct its business as it is presently conducted. No proceeding to revoke, limit or otherwise materially change any Government Permit has been commenced or, to the Company's best knowledge, is threatened against the Company, or any supplier to the Company with respect to materials supplied to the Company, and the Company has no reason to anticipate that any such proceeding will be commenced against the Company or any such supplier. Except as disclosed or contemplated in the Prospectus, the Company has no reason to believe that any pending application for a Government Permit will be denied or limited in a manner inconsistent with the Company's business plan as described in the Prospectus.

          (q) The Company is in compliance with all laws, rules, regulations, orders of any court or administrative agency, operating licenses or other requirements imposed by any governmental body applicable to it, including, without limitation, all applicable laws, rules, regulations, licenses or other governmental standards relating to the industry in which the Company operates, including, without limitation, (i) the actions of a multilevel marketing enterprise including, without limitation, the recruitment of distributors and the marketing of the Company's programs and products; and (ii) the sale of nutritional supplements, cosmetics and all other products sold by the Company; and the conduct of the business of the Company, as described in the Prospectus, will not cause the Company to be in violation of any such requirements.

          (r) Neither the Company nor, to the Company's best knowledge, any of its affiliates has taken or intends to take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Units.

          (s) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

          (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accounting of assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) Except as otherwise described in the Prospectus, the Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar industries.

          (v) The Company is not a party to, and the Company (including any predecessor) has not, within five years of the effective date of the Registration Statement, been a party to any pension plan governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          (w) The Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business
                                 -----------------------------------------------
with Cuba, and the Company covenants that if it commences to engage in any
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business with the government of Cuba or with any person or affiliate located in
Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference into the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (x) The Warrants have been authorized for issuance to the various purchasers of the Units and will, when issued, possess rights, privileges and characteristics as represented in the most recent form of Warrants filed as an exhibit to the Registration Statement; the securities to be issued upon exercise of the Warrants, when issued and delivered against payment

                                       7
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therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid, non-assessable and free of preemptive rights, and all corporate action required to be taken for the authorization and issuance of the Warrants, and the securities to be issued upon their exercise, has been validly and sufficiently taken.

          (y) The Representatives' Warrants (as defined in paragraph (d) of
Section 2 hereof) have been duly authorized for issuance to the Representatives and will, when issued, possess rights, privileges, and characteristics as represented in the most recent form of Representatives' Warrants filed as an exhibit to the Registration Statement; the securities to be issued upon exercise of the Representatives' Warrants, when issued and delivered against payment therefor in accordance with the terms of the Representatives' Warrants, will be duly and validly issued, fully paid, non-assessable and free of preemptive rights, and all corporate action required to be taken for the authorization and issuance of the Representatives' Warrants, and the securities to be issued upon their exercise, has been validly and sufficiently taken.

          (z) The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (aa) Except as disclosed in the Prospectus, neither the Company nor any of its officers, directors or affiliates have caused any person, other than the Underwriters, to be entitled to reimbursement or compensation of any kind, including, without limitation, any compensation that would be includable as underwriter compensation under the NASD's Corporate Financing Rule with respect to the offering of the Units, as a result of the consummation of such offering based on any activity of such person as a finder, agent, broker, investment adviser or other financial service provider.

          (ab) The Common Stock and the Warrants have been approved for inclusion, subject to official notice of issuance, in the Nasdaq Small Cap Market.

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    2.  Purchase, Sale and Delivery of the Units.
        ----------------------------------------

          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_________ per Unit, the number of Firm Units set forth opposite the name of each underwriter in Schedule I hereof, subject to adjustment in accordance with Section 9 hereof.

          (b) Payment for the Firm Units to be sold hereunder is to be made in New York Clearing House funds and, at the option of the Representatives, by certified or bank cashier's checks drawn to the order of the Company or bank wire to an account specified by the Company against either uncertificated or certificated delivery of the Firm Units (which delivery, if certificated, shall take place in such location in New York, New York as may be specified by the Representatives) to the Representatives for the several accounts of the Underwriters. Such payment is to be made at the offices of Tonkon, Torp, Galen, Marmaduke & Booth, 888 S.W. Fifth Avenue, Portland, Oregon 97204-2099, at 7:00 a.m., Pacific time, on the third business day after the date on which the Commission under the Rules and Regulations declares effective the Registration Statement (the "Effective Date") or at such other time and date not later than five business days thereafter as the Representatives and the Company shall agree, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) Except to the extent uncertificated Firm Units are delivered at closing, the certificates for the securities comprising the Firm Units will be delivered in such denominations and in such registrations as the Representatives shall request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

          (c) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Representatives to purchase the Option Units at the price per Unit as set forth in paragraph (a) of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 45 days after the Effective Date, by the Representatives to the Company setting forth the number of Option Units as to which the Representatives are exercising the option, the names and denominations in which the Option Units are to be registered and the time and date at which certificates representing such Units are to be delivered. The

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time and date at which certificates for Option Units are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The option with respect to the Option Units granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. The Representatives may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Units shall be made on the Option Closing Date in New York Clearing House funds and, at the option of the Representatives, by certified or bank cashier's check drawn to the order of the Company or by bank wire to an account specified by the Company against delivery of certificates therefor at the offices of Paulson Investment Company, Inc. ("Paulson"), as set forth on the first page of this Agreement.

          (d) In addition to the sums payable to the Representatives as provided elsewhere herein, the Representatives shall be entitled to receive at the Closing, for themselves alone and not as representatives of the Underwriters, as additional compensation for their services, purchase warrants (the "Representatives' Warrants") for the purchase of up to 100,000 Units at a price of $_________ per Unit, upon the terms and subject to adjustment as described in the form of Representatives' Warrants filed as an exhibit to the Registration Statement.

    3.    Offering by the Underwriters.
          ----------------------------

          It is understood that the several Underwriters are to make a public offering of the Firm Units as soon as the Representatives deem it advisable to do so. The Firm Units are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Units are purchased pursuant to Section 2 hereof, the Representatives will offer them to the public on the foregoing terms.

          It is further understood that the Representatives will act as representatives of the Underwriters in the offering and sale of the Units in accordance with an Agreement Among Underwriters entered into by the Representatives and the several other Underwriters.

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    4.    Covenants of the Company.
          ------------------------

          The Company covenants and agrees with the several Underwriters that:

          (a) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure set forth in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations.

          (b) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplementation of the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if any is issued.

          (c) The Company will cooperate with the Representatives in endeavoring to qualify the Units for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Units.

          (d) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, three signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

          (e) The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Units as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the Effective Date, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of the Act and Rule 158 of the Rules and Regulations, and will advise the Representatives in writing when such statement has been so made available.

          (g) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange or the NASD pursuant to the requirements of such exchange or association or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

          (h) Other than (i) shares of Common Stock issued upon exercise of options and warrants described in the Prospectus and outstanding as of the date of this Agreement, (ii) options issued under the Company's 1995 Stock Option Plan, as described in the Prospectus (and Common Stock issued upon exercise of such options), and (iii) as otherwise provided in this Agreement, no offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or any agreement for such), will be made for a period of one year after the date of this Agreement, directly or indirectly, by the Company, except with the prior written consent of the Representatives, which consent will not be unreasonably withheld.

          (i) The Company will use its best efforts to list, subject to official notice of issuance, the Common Stock and Warrants, and to maintain the listing of the Common Stock, on the Nasdaq Small Cap Market.

          (j) The Company has caused each officer and director and each person who owns, beneficially or of record, 5% or more of the Common Stock outstanding immediately prior to this offering, or warrants or options exercisable for such Common Stock, to furnish to the Representatives, on or prior to the date of this Agreement, a letter or letters, in the form of Exhibit A hereto ("Lockup Agreements"), pursuant to which each such person shall agree (A) not to offer to sell, sell, contract to sell, sell short or otherwise dispose of any shares of Common stock or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivatives of Common Stock owned by such person, or request the registration for the offer or sale of any of the foregoing for the period described in the Lockup Agreement, directly or indirectly, except with the prior written consent of Paulson and (B) to provide prior written notice to Paulson of any offers to sell, sales, contracts to sell, short sales or other dispositions of Common Stock pursuant to Rule 144 under the Act or any similar provisions enacted subsequent to the date of this Agreement, for a period of three years from the date of this Agreement.

          (k) The Company shall apply the net proceeds of its sale of the Units as set forth in the Prospectus.

          (l) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Units in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the 1940 Act.

          (m) The Company shall maintain as current the prospectus forming a part of the Registration Statement relating to the Common Stock issuable upon exercise of the Warrants and the securities issuable upon exercise of the Representatives' Warrants at all times during which any of the Warrants or Representatives' Warrants remain outstanding.

          (n) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

          (o) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          (p) The Company will at all times have in place policies to ensure compliance with, and take all other steps necessary to operate its business in accordance with, all applicable federal and state laws governing the sale of goods and services by a multilevel marketing enterprise. The Company will retain and consult with experienced counsel with respect to such matters and, for so long as such counsel so advises, the Company will comply with the guidelines set forth by the Federal Trade Commission in In Re Amway Corp., 93
                                                        -----------------
FTC 618 (1979), with respect to the operation of a multilevel marketing enterprise.

    5.  Costs and Expenses.
        ------------------

          (a) Paulson Investment Company, Inc. ("Paulson") shall be entitled to receive from the Company, for itself alone and not as a representative of the Underwriters, a nonaccountable expense allowance equal to 3.0% of the aggregate public offering price of the Units sold to the Underwriters in connection with the Offering. Paulson shall be entitled to withhold this allowance on the Closing Date (less the $35,000 advance against such amount that has been paid by the Company) with respect to Units delivered on the Closing Date and to require the Company to make payment of this allowance on the Option Closing Date with respect to Units delivered on the Option Closing Date.

          (b) In addition to the payment described in paragraph (a) of this
Section 5, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limitation, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Units; the listing fee of the Nasdaq Small Cap Market; the reasonable costs of a due diligence investigation of the principals of the Company by a firm acceptable to the Representatives; the Company's expenses related to "road show" meetings; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Units under state securities or Blue Sky laws. Any transfer taxes imposed on the sale of the Units to the several Underwriters will be paid by the Company. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of directed Units by the Underwriters, if any, to employees and persons having business relationships with the Company. The Company shall not, however, be required to pay for any other of the Underwriters' expenses (other than those related to qualification under NASD regulations and state securities or Blue Sky laws), except that if this Agreement shall not be consummated, then the Company shall reimburse the several Underwriters for reasonable accountable out-of-pocket expenses, including fees and disbursements of counsel, incurred in connection with investigating, marketing and preparing to market the Units or in contemplation of performing their obligations hereunder (less the $35,000 advance that has been paid by the Company); but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Units.

    6.    Conditions of the Obligations of the Underwriters.
          -------------------------------------------------

          The several obligations of the Underwriters to purchase the Firm Units on the Closing Date and the Option Units, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement, all post-effective amendments thereto and any subsequent registration statement filed pursuant to Rule 462(b) of the Rules and Regulations shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Units.

          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Dunn, Swan & Cunningham, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

              (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Oklahoma, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to transact business in all jurisdictions in which failure to qualify would have a materially adverse effect upon the business of the Company.

              (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of the Common Stock have been duly authorized; the outstanding shares of the Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; all of the securities of the Company conform to the description thereof in the Prospectus; the certificates for the Common Stock and Warrants are in due and proper form; the shares of Common Stock included in the Units to be sold by the Company pursuant to this Agreement, including shares of Common Stock to be sold as a part of the Option Units, have been duly authorized and, upon issuance and delivery thereof and payment therefor as contemplated in this Agreement and the Registration

Statement, will be validly issued, fully paid and non-assessable; no preemptive rights of shareholders exist with respect to any of the Common Stock of the Company or the issuance or sale thereof pursuant to any applicable statute or the provisions of the Company's charter documents or, to such counsel's best knowledge, pursuant to any contractual obligation.

          (iii) The Warrants and the Representatives' Warrants have been authorized for issuance to the purchasers of Units or the Representatives, as the case may be, and will, when issued, possess rights, privileges, and characteristics as represented in the most recent form of Warrants or Representatives' Warrants, as the case may be, filed as an exhibit to the Registration Statement; the securities to be issued upon exercise of the Warrants or Representatives' Warrants, as the case may be, when issued and delivered against payment therefor in accordance with the terms of the Warrants or Representatives' Warrants, will be duly and validly issued, fully paid, non-assessable and free of preemptive rights, and all corporate action required to be taken for the authorization and issuance of the Warrants, the Representatives' Warrants, and the securities to be issued upon their exercise, has been validly and sufficiently taken.

          (iv) Except as described in the Prospectus, to the best knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any Common Stock, or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

          (v) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

          (vi) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (except that such counsel need not express an opinion as to the financial statements and related schedules therein).

          (vii) The statements under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operation -- General," "Business -- Regulations," "Management -- Stock Option Plan," "Description of Securities," and "Shares Eligible for Future Sale" in the Prospectus and in Item 24 and in
Item 26 of the Registration Statement, insofar as such statements constitute a summary of documents referred to therein or matters of law, accurately summarize in all material respects the information called for with respect to such documents and matters.

          (viii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are accurately summarized in all material respects.

          (ix) Except as described in the Prospectus, under the caption "Business -- Litigation," such counsel knows of no legal or governmental proceedings pending or threatened against the Company.

          (x) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

          (xi) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by applicable securities laws and except as enforceability may be limited by application of bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally or judicial limits upon the rights of specific performance.

          (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need not express an opinion) except such as have been obtained or made, specifying the same.

              (xiii) The Company is not, and will not become for at least a period of one year following the Effective Date, as a result of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

          In rendering such opinion, counsel may rely as to matters of fact, to the extent appropriate, upon certificates and representations of responsible officers of the Company, of public officials, and of other third parties, reasonably satisfactory to Tonkon, Torp, Galen, Marmaduke & Booth, counsel to the Representatives. Furthermore, in rendering such opinion, such counsel may rely, as to matters governed by laws of states other than Oklahoma or Federal laws, on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, the opinion of Dunn, Swan & Cunningham shall also include a statement to the effect that nothing has come to the attention of such counsel that has caused them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel need not express any view as to the financial statements and related schedules therein).

          (c) The Representatives shall have received from Tonkon, Torp. Galen, Marmaduke & Booth, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (i), (v) and (vi) of paragraph (b) of this Section 6. In rendering such opinion, Tonkon, Torp, Galen, Marmaduke & Booth may rely as to all matters governed other than by the laws of the State of Oregon or Federal laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that has caused them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading (except that such counsel need not express any view as to financial statements and related schedules therein). With respect to such statement, Tonkon, Torp, Galen, Marmaduke & Booth may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (d) The Representatives shall have received at or prior to the Closing Date from Tonkon, Torp, Galen, Marmaduke & Booth a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Units under the state securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

          (e) The Representatives, on behalf of the several Underwriters, shall have received, on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form and in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, and containing such other statements and information as are ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

          (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

              (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to the best of his knowledge, contemplated by the Commission;

              (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

              (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

              (iv) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been set forth in such supplement or amendment; and

              (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, whether or not arising in the ordinary course of business.

          (g) The Company shall have furnished to the Representatives such further documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

          (h) The Lockup Agreements described in Section 4(j) shall have been executed, delivered and shall be in full force and effect.

          (i) The Common Stock and Warrants shall have been approved for inclusion, subject to official notice of issuance, in the Nasdaq Small Cap Market.

          (j) The Company shall have obtained and prepaid for a three-year non-cancelable insurance policy, naming the Underwriters as additional insureds covering, for a period of three years after the Effective Date, any claim for which indemnification may be sought by the Underwriters under Section 8 of this Agreement, which insurance policy shall be in form and substance satisfactory to the Representatives.

          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Tonkon, Torp, Galen, Marmaduke & Booth, counsel for the Underwriters.

          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing (including by facsimile transmission) at or prior to the Closing Date or the Option Closing Date, as the case may be. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

      7.  Conditions of the Obligations of the Company.
          --------------------------------------------

          The obligations of the Company to sell and deliver the portion of the Units required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

      8.  Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Units, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such
            --------  -------
case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the
--------  -------
extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by Paulson in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bears to the total underwriting discounts, commissions and, if applicable, nonaccountable expense allowance received by the Underwriters, in each case as set forth and footnoted in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Units purchased by such Underwriter, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Units and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be bound by and entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

    9.  Default by Underwriters.
        -----------------------

          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Units which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), the Representatives shall use their reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company upon the terms set forth herein, the Firm Units or Option Units, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours the Representatives shall not have procured such other Underwriters, or any others, to purchase the Firm Units or Option Units, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Units with respect to which such default shall occur does not exceed 10% of the Firm Units or Option

Units, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Units or Option Units, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Units or Option Units, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Firm Units or Option Units, as the case may be, with respect to which such default shall occur equals or exceeds 10% of the Firm Units or Option Units, as the case may be, covered hereby, the Company or the Representatives shall have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company, except for expenses to be paid by the Company under Section 5 hereof and except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as the Representatives may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

   10.  Notices.
        -------

          All communications hereunder shall be in writing and, except as otherwise provided herein, shall be mailed, delivered, telecopied or telegraphed and confirmed as follows:

   if to the Representatives or the Underwriters:

                           Paulson Investment Company, Inc.
                           811 SW Front Avenue
                           Portland, Oregon 97204
                           Attention:  Chester L.F. Paulson

   with a copy to:

                           Tonkon, Torp, Galen,
                             Marmaduke & Booth
                           1600 Pioneer Tower
                           888 SW Fifth Avenue
                           Portland, Oregon 97204
                           Attention:  Thomas P. Palmer
   if to the Company:

                           Advantage Marketing Systems, Inc.
                           2601 Northwest Expressway
                           Suite 1210W
                           Oklahoma City, Oklahoma  73112
                           Attention:  John W. Hail

   with a copy to:

                           Dunn, Swan & Cunningham
                           2800 Oklahoma Tower
                           210 Park Avenue
                           Oklahoma City, Oklahoma  73102
                           Attention:  Michael E. Dunn

   11.    Termination.
          -----------

          This Agreement may be terminated by the Representatives by notice to the Company as follows:

          (a) at any time prior to the earlier of (i) the time the Units are released by the Representatives for sale by notice to the Underwriters, or (ii) 11:30 a.m. Pacific Time on the first business day following the Effective Date;

          (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Representatives' reasonable judgment, make it impracticable to market the Units or to enforce contracts for the sale of the Units, (iii) the Dow Jones Industrial Average shall have fallen by 15 percent or more from its closing price on the day immediately preceding the Effective Date, (iv) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in the Representatives' opinion materially and adversely or may materially and adversely affect the business or operations of the Company, (vi) declaration of a banking moratorium by United States or New York State authorities; (vii) the suspension of trading of the Common Stock or the Warrants by the Commission or the NASD on the Nasdaq Small Cap Market or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (c) as provided in Sections 6 and 9 of this Agreement.

     12.  Successors.
          ----------

          This Agreement has been and is made solely for the benefit of the Underwriters, the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Units from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13.  Information Provided by Underwriters.
          ------------------------------------

          The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), the legends required by Item 502(d) of Regulation S-B under the Act and the information under the caption "Underwriting" in the Prospectus.

     14.  Miscellaneous.
          -------------

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Units under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon. All disputes relating to this Agreement shall be adjudicated before a court located in Multnomah County, Oregon to the exclusion of all other courts that might have jurisdiction.

          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate copies hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                 Very truly yours,

                                 ADVANTAGE MARKETING SYSTEMS, INC.


                                 By
                                   ---------------------------
                                   Chief Executive Officer

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

PAULSON INVESTMENT COMPANY, INC.

As Representative of the several
Underwriters listed on Schedule I


By
  -------------------------------
  Authorized Officer

                                   SCHEDULE I

                            Schedule of Underwriters


                                                        Number of Firm Units
      Underwriter                                          to be Purchased
      -----------                                       --------------------

Paulson Investment Company, Inc.

Joseph Charles & Assoc., Inc.



                                                            Total: 1,300,000
                                                                   =========